                                                                   Exhibit 10.12

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.


                                                                   50,000 Shares



                       NATIONAL ENVIRONMENTAL SERVICE CO.

                         COMMON STOCK PURCHASE WARRANT



                       Transfer Restricted -- Section 5.2


     This certifies that, for and in consideration of $.001 per Warrant Share, Peacock, Hislop, Staley & Given, Inc., or registered, permitted assigns, is entitled to purchase from National Environmental Service Co., a corporation incorporated under the laws of the State of Oklahoma (the "Company"), subject to the terms and conditions hereof, at any time after the Effective Date and on or prior to the Expiration Date, the number of Shares stated above at the Exercise Price (as defined herein). The Exercise Price and the number and type of Shares and component securities thereof (as defined below) purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.


                                   ARTICLE 1

                                  DEFINITIONS

     Section 1.1 Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

             (a) Business Day. A day other than a Saturday, Sunday or other day on which federal banks or banks chartered by the state of the principal place of business of the Company are authorized by law to remain closed.

             (b) Common Stock.  Common Stock of the Company.

             (c) Common Stock Equivalents. Securities that are convertible into or exercisable for shares of Common Stock.

             (d) Company. National Environmental Service Co., an Oklahoma corporation.

             (e) Effective Date. January ___, 1998, the date of issuance of this Warrant by the Company.

             (f) Exchange Act.  The Securities Exchange Act of 1934, as amended.

             (g) Exercise Price. $2.00 per Share, as such price may be adjusted from time to time pursuant to Article 3 hereof.

             (h) Expiration Date. 5:00 p.m., local time on January ___, 2003 or, if such day is not a Business Day, the next succeeding day which is a Business Day.

             (i) Holder. A Holder of Registrable Securities.

             (j) NASD. National Association of Securities Dealers, Inc.

             (k) Person. An individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization of government or department or agency thereof.

             (l) Piggyback Registration. A registration of securities under the terms of Section 6.1.

             (m) Piggyback Registration Rights. The rights of the Warrantholders to have securities received from the exercise of Warrants to be registered under the Securities Act in conjunction with a registration of securities by the Company as set forth in Section 6.1.

             (n) Placement Agent.  Peacock, Hislop, Staley & Given, Inc.

             (o) Prospectus. Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including posteffective amendments and all material incorporated by reference in such Prospectus.

             (p) Public Offering. A public offering of any of the Company's equity or debt securities pursuant to a Registration Statement.

             (q) Registration Expenses. Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses; (iv) all reasonable fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts or concessions and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the Holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

             (r) Registrable Securities. Any shares of Common Stock issued to Placement Agent and/or its designees or transferees as permitted under
     Section 5.2 and/or other securities that may be or are issued by the Company upon exercise of this Warrant including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provisions) under the Securities Act; or (iii) such securities shall have been sold, assigned or otherwise transferred to any person other than to any spouse, lineal descendants or adopted children of such Persons to whom such securities are transferred by operation of law or by bequest.

             (s) Registration Statement. Any registration statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

             (t) SEC. The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

             (u) Securities Act. The Securities Act of 1933, as amended.

             (v) Share.  A share of Common Stock.

             (w) Transfers. The disposition or encumbering of a Warrant or Shares as set forth in Section 5.2.

             (x) Warrants. This Warrant and all other warrants that may be issued in its place (together initially evidencing the right to purchase an aggregate of one share of Common Stock, as adjusted), originally issued as set forth in the definition of Registrable Securities.

             (y) Warrantholder. The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any registered, permitted assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.


                                   ARTICLE 2

                        DURATION AND EXERCISE OF WARRANT

     Section 2.1 Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after execution and delivery hereof and before 5:00 p.m., local time, on the Expiration Date. If this Warrant is not exercised on or before the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

     Section 2.2 Exercise of Warrant.

             (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 12331 East 60th Street, Tulsa, Oklahoma 74146 with the Subscription Form annexed hereto duly executed and accompanied by payment of the full Exercise Price for each Share to be purchased.

             (b) Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.4 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Shares to be issued without such registration.

             (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the Warrantholder.

             (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of any Shares.

     Section 2.3 Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant and the components thereof. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as provided in Section 5.2 hereof) and free and clear of all preemptive rights.

     Section 2.4 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.4, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue only the number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

     Section 2.5 Listing. Upon the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.


                                   ARTICLE 3

                              ADJUSTMENT OF SHARES
                       PURCHASABLE AND OF EXERCISE PRICE

     The Exercise Price and the number and kind of Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

     Section 3.1 Mechanical Adjustments.

             (a) In the event the Company at any time or from time to time prior to the exercise of this Warrant in full shall declare or pay any dividend on the Common Stock payable in Common Stock or Common Stock Equivalents, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock or Common Stock Equivalents), then and in any such event, the Exercise Price shall be adjusted by multiplying the Exercise Price prior to the adjustment by the number of shares of Common Stock (assuming the issuance of all Common Stock in exchange for Common Stock Equivalents, if applicable, have been issued) outstanding immediately prior to the effective time of such event and dividing the result by the number of shares of Common Stock outstanding immediately after the effective time of such event, effective in the case of such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or in the case of a subdivision or combination, at the close of business immediately prior to the date upon which such corporate action becomes effective.

             (b) In the event the Company at any time or from time to time prior to the exercise of this Warrant in full makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in capital stock of the Company other than shares of Common Stock or Common Stock Equivalents, then and in each such event provision shall be made so that the Holders receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities which such Holders would have received had they exercised the Warrant prior to such effective record date.

             (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to paragraph (a) of this Section 3.1, the number of Shares shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

             (d) All calculations under this Section 3.1 shall be made to the nearest cent or, subject to Section 2.4, to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.1 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

     Section 3.2 Notices of Adjustment. Whenever the number of Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by (i) its Chief Executive Officer and President; and (ii) any Vice President, Treasurer or Secretary. Such certificate shall set forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     Section 3.3 No Adjustment for Cash Dividends. Except as provided in Section
3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     Section 3.4 Preservation of Purchase Rights in Certain Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares, and other securities and property which the Warrantholder would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock, and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 3. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of

Common Stock covered by the provisions of Article 3. The provisions of this
Section 3.4 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

     Section 3.5 Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price of the number or kind of the shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

     Section 3.6 Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.


                                   ARTICLE 4

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

     Section 4.1 No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder, or such Warrantholder's transferees, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

             (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution to all holders of Common Stock;

             (b) the Company shall authorize the issuance to all Holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

             (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

             (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

Such giving of notice shall be initiated at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

     Section 4.2 Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.


                                   ARTICLE 5

                        SPLIT-UP, COMBINATION, EXCHANGE
                            AND TRANSFER OF WARRANTS

     Section 5.1 Split-Up, Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 5.2 hereof, this Warrant may be split-up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of shares of Common Stock. If the Warrantholder desires to split-up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

     Section 5.2 Restrictions on Transfer. This Warrant is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the Warrantholder or its attorney duly authorized in writing. This Warrant or the subject

Shares may not be resold, transferred or disposed of in any manner unless registered under applicable federal and state securities laws or an exemption from registration is available and the holder obtains an opinion of counsel satisfactory to the Company that such exemption is available and that transfer will not jeopardize the Company's reliance on the exemption from registration in connection with the issuance hereof. If at the time of a Transfer, a Registration Statement is not in effect to register this Warrant or the subject Shares, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing this Warrant or the subject Shares, as may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration.

     Section 5.3 Redemption. The Warrants are not redeemable by the Company.


                                   ARTICLE 6

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933

     Section 6.1 Piggyback Registration of Common Stock.

             (a) If the Company proposes to register any of its Common Stock under the Securities Act, on any Registration Statement, whether or not for its own account (other than by a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities, would not be available for the Common Stock or relates to any employee benefit plan or reorganization of the Company), it shall as expeditiously as possible give written notice to all Holders of such Holders' Piggyback Registration Rights as set forth in this Section 6.1. Upon the written request (which request shall, if applicable, specify that Holder shall be required to convert the shares and the number of shares of Registrable Securities intended to be sold by such Holder after conversion) of any Holder made within 20 days after receipt of any such notice, the Company shall (subject to the additional terms of these Articles) include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holder thereof and the Company shall keep such registration statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 120 days).

             (b) If, at any time after giving written notice of its intention to register Registrable Securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register any Common Stock, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration (and shall not convert any of the shares into shares of Common Stock pursuant to Section 4, if applicable). All best efforts obligations of the Company shall cease if the Company determines to terminate prior to such effective date any registration pursuant to this Section 6.1.

             (c) If a Piggyback Registration involves an offering by or through underwriters, all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders, and any Holder requesting to have its Registrable Securities included in such Registration Statement may elect in writing, not later than three business days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have its Registrable Securities so included in connection with such registration.

             (d) If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Securities therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises each Holder requesting to have Registrable Securities included in the Company's Registration Statement that such inclusion would materially adversely affect such offering, provided that if other selling shareholders who are employees, officers, directors or other affiliates of the Company have requested registration of securities in the proposed offering, the Company will reduce or eliminate such other selling shareholders' securities before any reduction or elimination of Registrable Securities held by Holders, and any such reduction or elimination (after taking into account the effect of preceding clause) shall be pro rata to all other holders of the securities of the Company exercising "Piggyback Registration Rights" similar to those set forth herein in proportion to the respective number of shares of Registrable Securities they have requested to be registered.

     Section 6.2 Payment of Registration Expenses. The Company shall pay all expenses in connection with the registration of Registrable Securities other than underwriters' fees, discounts, concessions or expenses, or attorneys fees of any attorney representing the selling Holders. All fees and expenses (other than registration expenses otherwise required to be paid) of any managing underwriter, any co-manager or any independent underwriter or other independent price required under the rules of NASD shall be paid for by such underwriters.

     Section 6.3 Indemnification.

             (a) In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
     Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

             (b) In connection with each Registration Statement, each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.3(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

             (c) Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6.3, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.3(a) or 6.3(b) shall be available to any party who shall fail to give notice as provided in this Section 6.3(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 6.3. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which case the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

             (d) In connection with each Registration Statement relating to the disposition of Registrable Securities if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the Company shall in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities. The amount to be contributed by the Company hereunder shall be an amount which is in the same proportionate relationship to the total amount of such losses, claims, damages or liabilities as the total net proceeds from the offering (before deducting expenses) of the Registrable Securities bears to the total price to the public (including underwriters' discounts) for the offering of the Common Stock covered by such registration.


                                   ARTICLE 7

                                 OTHER MATTERS

     Section 7.1 Successors and Assigns. All covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     Section 7.2 No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to Holders of the Company's securities under any other agreements.

     Section 7.3 Adjustments Affecting Registrable Securities. The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Warrant.

     Section 7.4 Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

     Section 7.5 Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented. and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

     Section 7.6 Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Arizona without regard to choice of law principles.

     Section 7.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 7.8 Attorneys' Fees. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

     Section 7.9 Computations of Consent. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     Section 7.10 Notice. Any notices or certificates by the Company to the Warrantholder and by the Warrantholder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Warrantholder at the address as set forth on the books and records of the Company and to the Company at the address set forth in Section 2.2(a) hereof.

     In Witness Whereof, this Warrant has been duly executed by the Company under its corporate seal as of this 21st day of January, 1998.
                                    ----

                                     National Environmental Service Co.


                                     By: /s/ Eddy L. Patterson
                                         ------------------------------
                                         Eddy L. Patterson, President
Attest:


  /s/ Larry G. Johnson
-----------------------------
Larry G. Johnson, Secretary

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant)


     For value received, ____________________ hereby sells, assigns and transfers unto _________________________ the within Common Stock Purchase Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer the same on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

          Name of Assignee and Address    No. of Warrants
          ----------------------------    ---------------



And if such number of Warrants shall not be all the Warrants represented by the Common Stock Purchase Warrant, a new Common Stock Purchase Warrant is to be issued in the name of the undersigned for the balance remaining of the Warrants registered on the books of the Company.


Dated:
_____________________________         _____________________________
                                      Signature

                                      _____________________________
                                      Print Name

Note: The above signature should correspond exactly with the name on the face of this Common Stock Purchase Warrant.

                               SUBSCRIPTION FORM

                   (To be executed upon exercise of Warrant)

                                                    :
----------------------------------------------------

     The undersigned hereby irrevocably elects to exercise the right of purchaser represented by the within Common Stock Purchase Warrant for, and to purchase thereunder _____ shares of Common Stock as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $______________.

     The undersigned confirms and represents that the shares of Common Stock being acquired pursuant hereto are being acquired for the undersigned's own account and for investment and not with a view to, or for resale in connection with, any distribution of such shares. The undersigned is aware that the shares subscribed for hereby are being sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to an exemption from registration under state securities laws. The undersigned is aware that the shares may not be sold, assigned or transferred unless (i) such sale, assignment or transfer is registered under the Securities Act and other applicable state securities laws, and (ii) such sale, assignment or transfer is exempt from registration under the Securities Act and such other state securities laws and the Company is provided with an opinion of counsel reasonably satisfactory to the Company that the shares may be sold pursuant to such exemption.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


               -------------------------------------------------------------

               -------------------------------------------------------------
               (Please print Name, Address and Social Security No.)


               -------------------------------------------------------------
               Signature

               Note: The above signature should correspond exactly with the name on the first page of the within Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form below.

     If such number of shares shall not be all the shares purchasable under the within Common Stock Purchase Warrant, a new Common Stock Purchase Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.